UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2008

VISTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-9025	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7961 Shaffer Parkway, Suite 5, Littleton, CO		80127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (720) 981-1185

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

On September 8, 2008, Vista Gold Corp. (“Vista” or the “Company”) issued a press release furnished herewith as Exhibit 99.1.

Item 8.01                                             Other Events.

On September 8, 2008, Vista issued a press release (as referenced in Item 7.01 above) in which it provided an update on the permitting status for the Company’s Paredones Amarillos Project in Baja California Sur (“BCS”), Mexico in connection with the Company’s report of results of a feasibility study conducted on the Project.

As previously reported, earlier in 2008 Vista announced that it had received correspondence from the local La Paz office of the Mexican Environmental and Natural Resource Service (“SEMARNAT”) which indicates that staff in that office are of the opinion that the Change of Land Use Permit approved by SEMARNAT in 1997 in relation to the Paredones Amarillos Gold Project is no longer valid.  This permit is necessary for the development of the project to proceed.  Vista’s advisors and counsel in Mexico have advised Vista that they believe that the permit remains valid.  However, Vista’s legal counsel in Mexico has advised Vista that a new Change of Land Use Permit application would be the most expeditious way to obtain the necessary approvals.  Since the last permitting up-date provided by the Company (as set out in its press release dated July 2, 2008), the Company has been involved in a steady dialogue with the government officials in BCS and in Mexico City.  On August 6, 2008 the Company filed a request for a Temporary Occupation Permit for the use of the federal ground in the project area for the life of the project.  This request is presently in the review process and management hopes to receive this permit at the end of this year.  The Company and its advisors are currently engaged in a series of discussions with SEMARNAT and the Mexican National Commission for Natural Protected Areas regarding the documentation required for the Change of Land Use Permit application, which will be submitted as soon as the agreement is reached in regard to the required accompanying documentation.  Based on earlier discussions with the Secretary of SEMARNAT and as previously reported, Vista’s management expects the application to be processed promptly and by law within 60 working days after its filing; in accordance with those terms established in the applicable legal provisions.  Vista expects that matters relating to the Change of Land Use Permit will be resolved shortly.  Additional information is contained in the Company’s press releases dated April 30, May 8, and May 21, 2008.

Item 9.01                                             Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1                                    Press Release of Vista Gold Corp. dated September 8, 2008*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

This filing, as well as the press release furnished herewith, contains forward-looking statements within the meaning of the U.S. Securities Act of 1933 and U.S. Securities Exchange Act of 1934 and forward-looking information within the meaning of applicable Canadian securities laws.  All statements, other than statements of historical facts, included in this filing and the press release furnished herewith that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including the timing and receipt of required land use, environmental and other permits for the Paredones Amarillos Project and timing for starting and completion of drilling and testing programs at the Paredones Amarillos Project; plans to confirm the validity of the Change of Land Use Permit for the Paredones Amarillos Project and timing for confirmation of the status of this permit; timing for completion of application process for new Change of Land Use Permit for the Project and outcome of this application process; timing and outcome for application for Temporary Occupation Permit for mining activities at the Paredones Amarillos Project; plans to purchase remaining surface land required by the Project; reserve and resource estimates for the Paredones Amarillos Project; anticipated scheduling and production estimates and duration of production, as well as estimated capital and other costs, estimates of operating and other costs if mining is commenced at Paredones Amarillos; anticipated strip ratio and recovery rates at Paredones Amarillos; availability and timing of capital for project financing and other funds required for completion of construction and commencement of mining operations at Paredones Amarillos; anticipated cash flows, estimates of internal rates of return and net present value, if mining operations are commenced at Paredones Amarillos; plans for extraction and processing of ore and availability of water, energy and fuel required for such mining operations if commenced, including plans to construct and operate a desalination plant for provision of water; projected fuel prices; expectations regarding socio-economic impact of construction and operation of mining facilities at Paredones Amarillos; progress, scheduling and the performance and results of feasibility studies including the recently completed definitive feasibility study for the Paredones Amarillos Project; potential funding requirements and sources of capital; anticipated timing of commencement of construction and commencement of production at the Paredones Amarillos Project; contemplated development scenarios for the Paredones Amarillos Project; preliminary assessment results and plans for a feasibility study at the Mt. Todd Project; Vista’s future business strategy, competitive strengths, goals, operations, plans, potential project development, future share price and valuation, future gold prices, Vista’s potential status as a producer, and other such matters are forward-looking statements.  When used in this filing and the press release furnished herewith, the words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” and similar expressions are intended to identify forward-looking statements.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, risks relating to delays and incurrence of additional costs in connection with the feasibility study at our Paredones Amarillos Project, including uncertainty relating to timing and receipt for required governmental permits; uncertainty relating to timing and receipt for confirmation of the validity of the Change of Land Use Permit for the Paredones Amarillos Project, uncertainty relating to timing and outcome of application process for new Change of Land Use Permit for the Project; uncertainty relating to timing and outcome for application for Temporary Occupation Permit for mining activities at the Project; uncertainty relating to completion of agreement for purchase of remaining surface land required by the Project; uncertainty of feasibility study results and preliminary assessments and of estimates on which such results are based; risks relating to delays in commencement and completion of construction at the Paredones Amarillos Project and Mt. Todd Project; risks of significant cost increases; risks of shortages of equipment or supplies; risks that Vista’s acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; potential effects on Vista’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates;  uncertainty of being able to raise capital on favorable terms or at all; and external risks relating to the economy and credit markets in general; as well as those factors discussed in Vista’s latest Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities commissions.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended.  There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements.  Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.

	By:	/s/ Gregory G. Marlier
Gregory G. Marlier
Chief Financial Officer

Date: September 8, 2008